UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 26, 2005

                      IN VERITAS MEDICAL DIAGNOSTICS, INC.
                      ------------------------------------
               (Exact name of registrant as specified in charter)


          Colorado                      000-49972              84-15719760
   ------------------------          ----------------      ------------------
   (State or other jurisdiction      (Commission File         (IRS Employer
        of incorporation)                 Number)          Identification No.)


  The Green House, Beechwood Business Park, North, Inverness, Scotland IV2 3BL
  ----------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

     Registrant's telephone number, including area code: 011-44-1463-667347
                                                         ------------------

                                   Copies to:
                            Richard A. Friedman, Esq.
                       Sichenzia Ross Friedman Ference LLP
                     1065 Avenue of the Americas, 21st Floor
                            New York, New York 10018
                                 (212) 930-9700
                              (212) 930-9725 (fax)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     On April 26, 2005, Bernard Turner resigned from his positions as Chief Financial Officer and as a director of In Veritas Medical Diagnostics, Inc. (the "Company"). In addition, David Barnes resigned as a director of the Company. There was no disagreement or dispute between Mr. Turner or Mr. Barnes and the Company which led to their resignations.

     On April 26, 2005, Martin E. Thorp, 53 years old, was appointed as the Chief Financial Officer of the Company. From 2002 through 2005, Mr. Thorp had been involved in various entrepreneurial activities including, the establishment of Biz-Bud Ltd., a private company which provides outsourcing solutions for the small and mid-sized enterprises ("SMEs") across the entire business support spectrum; developing a consulting capability for SMEs; acting as a consultant to an international corporate finance and strategic advisory boutique; serving as strategic advisory non-executive board member of Grant Thornton; and serving in various short term consulting and interim management positions. From 1996 to 2002, Mr. Thorp served as Global Managing Partner, Corporate Finance for Arthur Andersen, London and New York. Mr. Thorp graduated with first class honors from the University of Kent at Canterbury (UK) in Accounting and Business Finance. Mr. Thorp is a Fellow of the Institute of Chartered Accountants in England and Wales and a member of the Securities Institute (in the UK).


Item 8.01 Other Events

     We issued a press release on April 26, 2005, announcing Mr. Thorp as the new Chief Financial Officer, which is furnished as Exhibit 99.1 to this report.


Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

         Not applicable.

(b) Pro forma financial information.

         Not applicable.

(c) Exhibits


    Exhibit Number                         Description
    --------------    ------------------------------------------------------
        99.1          Press release dated April 26, 2005 announcing the
                      appointment of Martin Thorp as Chief Financial Officer

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          IN VERITAS MEDICAL DIAGNOSTICS, INC.


Date:  May 2, 2005                        /s/ John Fuller
                                          -------------------------------------
                                          John Fuller
                                          President and Chief Executive Officer